Exhibit 10.83
FIFTH AMENDMENT TO
LOAN AGREEMENT
This FIFTH AMENDMENT TO LOAN AGREEMENT dated as of March 31, 2009 (this “Fifth Amendment”), is between RZB FINANCE LLC (the “Lender”) and Rio Vista Energy Partners L.P. (the “Borrower”).
W I T N E S S E T H:
WHEREAS, Lender and the Borrower are parties to a Loan Agreement dated as of July 26, 2007 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used herein having the meanings ascribed thereto in the Loan Agreement unless otherwise defined herein); and
WHEREAS, the Borrower has requested certain amendments to the Loan Agreement, and Lender is willing to agree to such amendments, subject to the terms and conditions hereof.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1. Amendments.
Effective on the Effective Date set forth below, the definition of “Maturity Date” in Section 1.1 of the Loan Agreement is amended and restated in its entirety as follows:
““Maturity Date” means April 30, 2009.”
Section 2. Effectiveness of Amendment.
This Fifth Amendment shall become effective on the date (the “Effective Date”) on which Lender shall have received:
(a) this Fifth Amendment duly executed by all parties hereto;
(b) the consents substantially in the form attached hereto (the “Consents”) duly executed by the Guarantors and subordinated creditors (the names of which are set forth on the Consents), as applicable;
(c) an amendment to the Mortgage, Deed of Trust and Security Agreement dated as of July 26, 2007 (as amended, supplemented or otherwise modified from time to time) duly executed and delivered by Merger Sub, in form and substance acceptable to Lender in its sole discretion; and
(d) such partnership or other authorization documents of the Borrower, the Guarantors and subordinated creditors, as required by Lender, and opinions of counsel as Lender shall request.

Section 3. Effect of Amendment; Ratification; Representations; etc.
(a) On and after the date hereof, when counterparts of this Fifth Amendment shall have been executed by all parties hereto, this Fifth Amendment shall be a part of the Loan Agreement, all references to the Loan Agreement in the Loan Agreement and the other Loan Documents shall be deemed to refer to the Loan Agreement as amended by this Fifth Amendment, and the term “this Agreement”, and the words “hereof”, “herein”, “hereunder” and words of similar import, as used in the Loan Agreement, shall mean the Loan Agreement as amended hereby.
(b) Except as expressly set forth herein, this Fifth Amendment shall not constitute an amendment, waiver or consent with respect to any provision of the Loan Agreement, as amended hereby, and the Loan Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.
(c) In order to induce Lender to enter into this Fifth Amendment, the Borrower represents and warrants to Lender that before and after giving effect to the execution and delivery of this Fifth Amendment:
(i) the representations and warranties of the Borrower set forth in the Loan Agreement and in the other Loan Documents are true and correct (except that for the purpose of this Section 4(c)(i), the references to “Subsidiaries” in subsections 4.3(c) (second reference only), 4.8, 4.9, 4.10, 4.12, 4.15, 4.18 and 4.19 shall be deemed to be references to “Restricted Subsidiaries”),
(ii) no Default or Event of Default has occurred and is continuing; and
(iii) none of the Borrower or any Guarantor is (or will be at any time) a party to any Related Contract (as defined in the MSA).
(d) The Borrower hereby represents and warrants to Lender, and by their execution of the Guarantor Consent attached hereto, the Guarantors hereby represent and warrant to Lender that:
(i) as of the date hereof, the principal amount outstanding of the Loan is $4,000,000;
(ii) interest and fees have accrued thereon as provided in the Loan Agreement; and
(iii) the obligation of the Borrower and the Guarantors to repay the Loan and the other Obligations, together with all interest and fees accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to the payment of the Obligations.

Section 4. Release.
EACH OF THE BORROWER (IN ITS OWN RIGHT AND ON BEHALF OF ITS OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS) AND, BY THEIR EXECUTION OF THE GUARANTOR CONSENT ATTACHED HERETO, THE GUARANTORS, HEREBY REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT DOES NOT HAVE ANY DEFENSES, COUNTERCLAIMS, OFFSETS, CROSS-COMPLAINTS, CLAIMS OR DEMANDS OF ANY KIND OR NATURE WHATSOEVER INCLUDING, WITHOUT LIMITATION, ANY SUCH DEFENSES, COUNTERCLAIMS, OFFSETS, CROSS-COMPLAINTS, CLAIMS OR DEMANDS THAT CAN BE ASSERTED (I) TO REDUCE OR ELIMINATE ALL OR ANY PART OF THE OBLIGATIONS OR (II) TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE LENDER OR ANY OF ITS PREDECESSORS, SUCCESSORS AND ASSIGNS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS (COLLECTIVELY WITH THE LENDER, THE “RELEASED PARTIES”). EACH OF THE BORROWER AND, BY THEIR EXECUTION OF THE GUARANTOR CONSENT ATTACHED HERETO, THE GUARANTORS, HEREBY UNCONDITIONALLY AND IRREVOCABLY, VOLUNTARILY AND KNOWINGLY WAIVES, REMISES, ACQUITS, AND FULLY AND FOREVER RELEASES AND DISCHARGES THE RELEASED PARTIES FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, OR EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS FIFTH AMENDMENT IS EXECUTED, WHICH THE BORROWER OR ANY GUARANTOR MAY NOW OR HEREAFTER HAVE AGAINST ANY OF THE RELEASED PARTIES AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION AND EXECUTION OF THIS FIFTH AMENDMENT.
Section 5. New York Law.
This Fifth Amendment shall be construed in accordance with and governed by the laws of the State of New York, without regard to New York conflicts of laws principles.

Section 6. Severability.
If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible, and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.
Section 7. Counterparts.
This Fifth Amendment may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement. Signatures of the parties may appear on separate counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the day and year first above written.

RIO VISTA ENERGY PARTNERS L.P.			RZB FINANCE LLC

By:	Rio Vista GP LLC, as its General Partner

	By:	/s/ Ian Bothwell	By:
		Name: Ian Bothwell		Name:
		Title:		Title:

By:
Name:
Title:

GUARANTOR CONSENT
Each of the undersigned hereby (i) consents and agrees to the terms and provisions of the Fifth Amendment to Loan Agreement to which this Guarantor Consent is attached (the “Fifth Amendment”; capitalized terms used herein having the meanings given to them in the Fifth Amendment unless otherwise defined herein) and (ii) affirms the terms, conditions and the undersigned’s obligations under and in connection with the Existing Guarantees (as defined below) and confirms that its obligations thereunder are and shall remain in full force and effect and apply to the Loan Agreement as amended by the Fifth Amendment. “Existing Guarantees” shall mean (i) the Guarantee & Agreement dated as of July 26, 2007 (as amended, supplemented or otherwise modified from time to time) between Penn Octane Corporation (“POC”) and Lender, (ii) the Guarantee & Agreement dated as of July 26, 2007 (as amended, supplemented or otherwise modified from time to time) between Rio Vista Operating Partnership L.P. (“RVOP”) and Lender and (iii) the Guarantee & Agreement dated as of July 26, 2007 (as amended, supplemented or otherwise modified from time to time) between Regional Enterprises, Inc. (“Regional”) and Lender.
Each of the undersigned further acknowledges and agrees that the Existing Security Agreements (as defined below) and the liens and security interests granted under the Existing Security Agreements shall remain in full force and effect, shall continue without interruption as security for all of such undersigned’s present and future liabilities and obligations to Lender under the Existing Guarantees and each of the other Loan Documents to which it is a party and shall not be limited or impaired by the Fifth Amendment. “Existing Security Agreements” shall mean (i) the General Security Agreement dated February 13, 2002 between POC and Lender (as amended, supplemented or otherwise modified from time to time), (ii) the General Security Agreement dated September 15, 2004 between RVOP and Lender (as amended, supplemented or otherwise modified from time to time), (iii) the Mortgage, Deed of Trust and Security Agreement dated as of July 26, 2007 (as amended, supplemented or otherwise modified from time to time), recorded on July 27, 2007 in Hopewell County, Virginia (instrument #070002627) executed by Regional, (iv) the Assignment of Leases and Rents dated July 26, 2007 (as amended, supplemented or otherwise modified from time to time), recorded on July 27, 2007 in Hopewell County, Virginia (instrument #070002628) executed by Regional and (v) the General Security Agreement dated July 26, 2007 between Regional and Lender (as amended, supplemented or otherwise modified from time to time).

PENN OCTANE CORPORATION

By:	/s/ Ian Bothwell Name: Ian Bothwell
Title: Acting CEO

RIO VISTA OPERATING PARTNERSHIP L.P.

By: Rio Vista Operating GP LLC

By:	/s/ Ian Bothwell Name: Ian Bothwell Title: Acting CEO

REGIONAL ENTERPRISES, INC.

By:	/s/ Ian Bothwell Name: Ian Bothwell
Title: President

SUBORDINATED CREDITOR CONSENT
Each of the undersigned hereby:
(i) reaffirms the terms, conditions and the undersigned’s obligations under and in connection with (i) the Agreement of Subordination and Assignment dated November 18, 2007 (as amended, supplemented or otherwise modified from time to time, the “Penny Subordination Agreement”) executed by Rio Vista Penny LLC, Northport Production Company and the Borrower and (ii) the Agreement of Subordination and Assignment dated January 27, 2009 (as amended, supplemented or otherwise modified from time to time, the “RVOGP Subordination Agreement” and together with the Penny Subordination Agreement, the “Subordination Agreements”) executed by Rio Vista Operating GP LLC and the Borrower; and
(ii) confirms that the Liabilities (as defined in the Subordination Agreements) include, without limitation, all Liabilities arising from Loans (as defined in the Loan Agreement) and other extensions of credit made by Lender after giving effect to the Fifth Amendment to Loan Agreement to which this Subordinated Creditor Consent is attached (the “Fifth Amendment”; capitalized terms used herein having the meanings given to them in the Fifth Amendment unless otherwise defined herein).
RIO VISTA PENNY LLC

By:	/s/ Ian Bothwell Name: Ian Bothwell Title: Manager

By:
Name: Title:

RIO VISTA OPERATING GP LLC

By:	/s/ Ian Bothwell Name: Ian Bothwell
Title: Acting CEO

By:
Name: Title: